BlackRock Basic Value Fund, Inc.
(the “Fund”)

Supplement dated September 22, 2009 to the
Prospectus and Statement of Additional Information, each dated October 28, 2008

Effective September 30, 2009, the Fund will change the benchmark against which it measures its performance from the Standard & Poor’s (“S&P”) 500 Citigroup Value Index to the Russell 1000® Value Index, a broad measure of market performance. The Russell 1000® Value Index has become the standard benchmark for the Fund’s peer group of mutual funds. The Russell 1000® Value Index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values. For the one-, five- and ten-year periods ended December 31, 2008, the average annual total returns for the Russell 1000® Value Index were -36.85%, -0.79% and 1.36%, respectively. The Fund will also continue to use the S&P 500 Index as a performance benchmark.

Code# PR&SAI-10042-0909SUP